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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 30, 2003


                           PENWEST PHARMACEUTICALS CO.
             (Exact Name of Registrant as Specified in its Charter)


                                   Washington
                 (State or Other Jurisdiction of Incorporation)

       000-23467                                          91-1513032
(Commission File Number)                       (IRS Employer Identification No.)


    39 Old Ridgebury Road, Suite 11
         Danbury, Connecticut                             06810-5120
(Address of Principal Executive Offices)                  (Zip Code)


                                 (877) 736-9378
              (Registrant's Telephone Number, Including Area Code)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On July 30, 2003, Penwest Pharmaceuticals Co. announced its financial results for the quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      On July 30, 2003, the Company held a conference call to discuss the press release and the Company's second quarter results. A transcript of the portions of the conference call that referenced material non-public financial and other statistical information about the Company's completed quarterly and annual fiscal periods is attached as Exhibit 99.2 to this Current Report on Form 8-K.

      The information in this Form 8-K and the Exhibits attached hereto shall be deemed incorporated by reference in any registration statement previously or subsequently filed by the Company under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included or incorporated by reference into such registration statement.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2003                      PENWEST PHARMACEUTICALS CO.


                                          By:  /s/ Jennifer L. Good
                                              -------------------------
                                              Jennifer L. Good
                                              Senior Vice President, Finance and
                                              Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1            Press release dated July 30, 2003

99.2            Transcript of portions of conference call held on July 30, 2003